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                                                                  EXHIBIT (23)-1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 31, 2002, included in the Registration Statement (Form S-1 No. 33-00000) and related Prospectus of The Banc Corporation for the registration of XX shares of its common stock.

Birmingham, Alabama
February 5, 2002